UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2000




                             Ableauctions.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                    000-28179                 Not Available
------------------------    -----------------------    -------------------------
(State of incorporation)    (Commission file number)        (I.R.S. Employer
                                                           Identification No.)


                              7303 East Earll Drive
                            Scottsdale, Arizona 85251
       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (604) 521 2253


                              1963 Lougheed Highway
                           Coquitlam, British Columbia
                                 Canada V3K 3T8
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)


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                                       2



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Pursuant to a share purchase agreement dated May 16, 2000, Ableauctions.com, Inc., a Florida corporation (the "Registrant"), acquired all of the issued and outstanding shares of Ehli's Commercial/Industrial Auctions, Inc. ("Ehli's Auctions"), from Randy Ehli, the sole shareholder of Ehli's Auctions. The Registrant agreed to purchase the Ehli's Auctions shares for the following consideration:

     (a)  $900,000 in cash; and

     (b) $350,000 by the issuance to Randy Ehli of 50,000 shares of common stock of the Registrant based on the deemed price of $7.00 per share.

     The purchase price was determined through negotiation of the parties, who were dealing at arm's length. The Registrant funded the cash portion of the acquisition from the proceeds of a $6,051,200 unit private placement at $5.00 per unit, each unit consisting of one share of common stock and one non-transferable share purchase warrant exercisable to acquire one additional common share of the Registrant at a price of $6.00 until April 28, 2001.

     The acquisition closed on May 16, 2000. As a result of the acquisition, Ehli's Auctions is now a wholly owned subsidiary of the Registrant. Ehli's Auctions is a Washington company in the business of the auction of motor vehicles and industrial equipment.

     On closing, Randy Ehli was hired by Ehli's Auctions to provide management services in connection with its auction business and to hold the position of Vice-President, Northwest Auctions, of Ehli's Auctions.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of the Business Acquired.

     It is impractical to provide the required financial statements for Ehli's Auctions at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(b)  Pro Forma Financial Information.

     It is impractical to provide the required pro forma financial information at the date of the filing of this Form 8-K. The required pro forma financial information will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.


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                                       3


(c)  Exhibits

        Exhibit
        Number      Description
        ------      -----------

         2.1 Share Purchase Agreement among Randy Ehli, Ableauctions.com, Inc., and Ehli's Commercial/Industrial Auctions, Inc. dated as of May 16, 2000 (without schedules or exhibits).(1)

        --------------------------
        (1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

                                     Ableauctions.com, Inc.


June 8, 2000                         /s/ Abdul Lahda
--------------------                 ------------------------------------------
(Date)                               Abdul Lahda, President and Director



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                                 EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 2.1 Share Purchase Agreement among Randy Ehli, Ableauctions.com, Inc., and Ehli's Commercial/Industrial Auctions, Inc. dated as of May 16, 2000 (without schedules or exhibits).(1)

--------------------------
(1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.